ALLIED WORLD ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Investor Presentation 3 rd Quarter 2013 Exhibit 99.1

This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements". In some cases, forward-
looking statements can be identified by the use of forward-looking terminology such as "may,"
“might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,”
“potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Forward-Looking Statements & Safe Harbor

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World’s Franchise
Specialty property and casualty insurer and reinsurer with niche businesses and significant geographic reach
Experienced executive management team with a strong risk
management culture
Total return investment philosophy, emphasis on detailed transparency
Conservative approach, excellent capitalization with active capital management
Highly Rated – “A”
(Excellent) by A.M. Best, “A”
(Strong) by S&P, “A2”
(Good) by Moody’s and “A+”
(Good) by Fitch
Industry leading results and value creation

Specialty Reinsurance 8%
Property Reinsurance 17%
General Property 10%
Inland Marine 2%
General Casualty 18%
Other 6%
Professional Liability 16%
Healthcare 13%
Casualty Reinsurance 10%

Niche
specialty insurance and reinsurance
products offered across a global platform
with operations in the U.S., Bermuda,
Canada, Lloyd’s, Europe, Hong Kong and
Singapore
Emphasis on insurance and
casualty lines
reinsurance and property capabilities
Customer focus
Moving closer to clients
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
industry verticals such as healthcare and
real estate/construction
Allied World – A Niche Mix of Specialty Lines
Total TTM at September 30, 2013 GPW: $2,680M
65% Insurance / 35% Reinsurance
71% Casualty / 29% Property
with opportunistic
We are a leading specialist insurance company with a broad range of product offerings, global capabilities and a significant U.S. focus

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
Total TTM at September 30, 2013 GPW: $2,680M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account excess business
U.S. segment has increased
significantly with focus on small and
middle market account primary and
specialty business
Reinsurance segment has a strong U.S.
presence and is growing internationally
Experienced Management: Shifting the Business Focus
International
Insurance
52%
U.S.
Insurance
13%
Reinsurance
35%
International
Insurance
23%
Reinsurance
35%
U.S.
Insurance
42%

Allied World’s Evolution

Purchased
Darwin
Professional
Underwriters
2008
Terminated merger
agreement with
Transatlantic
2011
2012
Launched Lloyd’s
Syndicate 2232
2010
Opened Hong Kong
and Singapore
offices
2009
Swiss
redomestication
Build out of additional U.S. insurance lines,
including Defense Base Act, Surety,
Construction, and Environmental, as well as
Crop Reinsurance
Completed
purchase of
Founders’
interest
2013
Hired over 60
underwriters
Opened Zug
office
Launched Allied
World Financial
Services
Began writing aviation via
renewal rights transaction
Significant milestones achieved over the past five years have shaped the franchise
Opened Toronto
office

8

Strategy Of Hiring Focused, Experienced Leadership
Targeted growth driven by key teams with seasoned experience and a shared culture
Name Name Role Role Joined Joined Years in Industry Years in Industry
Tom Bradley Chief Financial Officer 2012 30
Louis Iglesias President, U.S. P&C 2012 26
Julian James President, Europe 2013 32
Underwriting Team Underwriting Team Senior Underwriters Senior Underwriters
Average Years Industry Average Years Industry
Experience Experience
Selected Former Experience Selected Former Experience
Aviation 3 15 Alterra/Markel
Construction 1 17 AIG
Crop Reinsurance 1 28 Platinum
Defense Base Act 11 15 AIG, ACE
Environmental 6 12 AIG, Tokio Marine
Inland Marine 6 15 Axis, OneBeacon
U.S. M&A 3 12 AIG, Gulf, Banking/Finance Roles
Surety 3 10 AIG, American Safety
Key Added Senior Management Talent
Recently Hired Underwriting Teams
(1)
(1)
Senior underwriters are Assistant Vice President level and above

Total Investment Return ($MM)
$426
$136
$298
($8)
$20
$309
($273)
($16)
$557
$179
$77
$301
$469
$286
$244
($61)
$160
$10
$196
($46)
$455
$306
$167
($18)
$406
$292
$129
($15)
$102
$110
($8)
Portfolio Size ($Bn)
$6.3 2007*
$6.9 2008*
$7.5 2009*
$8.0 2010
$8.1 2011
$8.8 2012
$8.9 9M 2012
$8.9 9M 2013
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)

Book Yield vs. Total Return
7.0%
4.9%
4.8%
0.3%
7.7%
4.2%
6.1%
3.3%
2.5%
2.0%
5.5%
2.1%
4.9%
2.1%
1.8%
1.2%
2007*
2008*
2009*
2010
2011
2012
9M 2012
9M 2013
Book yield
Total Return

o
We focus on total investment return
as a key driver of book value growth,
of which net investment income is
one component
• All investments categorized as
“trading”, with mark to market
flowing through the income
statement
• Similar treatment of cash and
derivatives
• Senior management incentive
compensation largely focused on
net income
• Emphasis on detailed transparency
o
We currently maintain a short
duration, overweight credit position
in core fixed income
o
We continue to build out the non-
core portfolio in 2013 including
equity investments through Allied
World Financial Services

Investment Strategy
-
Focused on maximizing total return performance via a diversified portfolio
* Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.
2009 excludes the impact of adopting ASC 320-10-65.

Diluted book value per share has more than doubled since 2008

(In millions, except for per share amounts)
$46.05
$59.56
$74.29
$80.11
$92.59
$99.16
$2,916
$3,712
$3,873
$3,947
$4,124
$4,242
$499(1)
$499
$798
$798
$798
$798
$2,417
$3,213
$3,075
$3,149
$3,326
$3,444
-$646
-$682
-$1,475
-$1,658
-$1,975
-$2,145
2008(1)
2009
2010
2011
2012
September 2013(2)
Shareholders' Equity
Debt
Accumulated Share and Warrant Repurchases & Dividends
Diluted Book Value per Share

ALLIED WORLD ASSURANCE COMPANY

Active Capital Management Improves Shareholder Value

Capital Management History
•
$1.8 billion of shares and warrants
repurchased since December 2007
•
$272 million remaining capacity in
share repurchase program as of
October 2013
•
Increased the dividend over 30% in
May 2013 to $0.50 per share
•
$310 (2) million of common dividends
since going public in 2006
•
Financial leverage of 18.8% at
September 2013
(1)
Excludes $243.8 million syndicated loan that was repaid on February 23, 2009.
(2)
Includes dividends paid in October 2013.
o
Dividends:
o
Conservative Capital Position:
o
Share Repurchases:

Five Year Growth in Book Value per Share
October 2008 – September 2013
Peer Average = 84.5%
142.0%
138.4%
125.5%
116.9%
96.1%
90.3%
86.9%
78.9%
75.0%
66.2%
62.8%
59.6%
54.6%
47.5%
Allied World *
RLI
ProAssurance
Arch
Markel
W.R. Berkley
Axis
Endurance
HCC
Aspen
Navigators
Hanover
OneBeacon
Argo

ALLIED WORLD ASSURANCE COMPANY

Growth in book value per share calculated by taking change in book value per share from September 30, 2008 through
September 30, 2013 adjusted for regular and special dividends.  Diluted book value per share used when available.
* Includes dividend of $0.50 per share declared in Q3 2013.
Source: SNL Financial

Superior Value Creation

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Programs
7%
D&O Private
6%
D&O Public
7%
E&O
10%
Environmental
3%
Excess General
Casualty
16%
General
Property
8%
M&A
1%
Primary
Construction
1%
Healthcare
23%
Inland Marine
4%
Primary
General
Casualty
14%

U.S. Insurance Segment
- A small and middle-market, U.S.- based specialty franchise with niche product offerings
• Property and casualty insurance for small
and middle-market, non-Fortune 1000
companies
• Industry verticals strategy
o
Focused on servicing products in select
specialty industry classes, including healthcare,
private / non-profit, and public entity /
construction
• Specialty product capabilities
o
Defense Base Act approved underwriter,
surety, primary construction, environmental,
inland marine and M&A capabilities
• 11 branch offices in strategic locations
throughout North America
• Admitted and excess & surplus lines (E&S)
capabilities in all 50 states
• Increased access to attractive small account
primary business
Allied World U.S. Insurance

Total TTM at September 30, 2013 GPW: $1,133M

Trade Credit 4%
SME 2%
Healthcare 13%
General Casualty 22%
General Property 27%
Professional Lines 30%
Aviation 2%

Allied World International

International Insurance Segment
- A targeted global presence
• Specialty product capabilities:
• Lloyd’s Syndicate 2232
• Managing general agent (MGA)
business initiated in targeted areas
• Offices in Bermuda, Dublin, Hong Kong,
London, Singapore and Switzerland
position the company to meet
developing opportunities
o
Recently announced entry into aviation
o
Trade credit and political risk
o
International healthcare
o
Small-to-medium enterprises (SME Professional)
o
Association with Lloyd’s enhances
Allied World’s brand recognition
o
Increases access to Latin America and
Asia-Pacific region
Total TTM at September 30, 2013 GPW: $611M

North American Property 7%
Global Marine, Aerospace & Crop 16%
Professional Liability 6%
General Casualty 18%
Global Property 7%
Global CAT 13%
North American CAT 22%
Global Casualty 6%
Specialty 5%

ALLIED WORLD ASSURANCE COMPANY

• Opportunistic and flexible approach to
respond to dynamic market opportunities
• U.S. operation has access to U.S. regional
business and strong local relationships
• Strategic Bermuda platform
• Miami, Singapore and Swiss offices and
Lloyd’s Syndicate 2232 increase global reach
and drive targeted growth
Reinsurance Segment
- Flexibility to take advantage of opportunities as they arise
Total TTM at September 30, 2013 GPW: $937M
Allied World Reinsurance
o
Expansion into newer lines
including crop, global marine and
global catastrophe
o
Strategic partnership with Aeolus Capital
Management
o
Property catastrophe, property per risk,
workers’ compensation catastrophe,
accident & health and specialty casualty
o
Property reinsurance capabilities that focus
on small and medium account regional
carriers

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Operating Results
Operating Results
2009
2009
2010
2010
2011
2011
2012
2012
9M 2012
9M 2012
9M 2013
9M 2013
Underwriting Income $317 $207 $59 $97 $175 $236
Operating Income $538 $398 $184 $203 $258 $289
Net Income $607 $665 $275 $493 $534 $280
Operating Return on Average Equity 20.0% 13.1% 6.0% 6.3% 10.5% 11.4%
Net Income Return on Average Equity 22.6% 21.9% 8.9% 15.3% 21.7% 11.0%
Combined Ratio 76.1% 84.9% 95.9% 94.5% 86.2% 84.1%
Cash Flow from Operations $668 $451 $548 $629 $500 $338
Total Financial Statement Portfolio Return 7.9% 6.1% 2.0% 5.5% 4.9% 1.2%
Ending Diluted Book Value per Share $59.56 $74.29 $80.11 $92.59 $93.82 $99.16
Growth in Diluted Book Value per Share 29.3% 24.7% 7.8% 15.6% 17.1% 7.1%
Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity

($ in millions, except per share amounts)
Financial Highlights

30.1%
30.4%
32.1%
33.6%
33.7%
34.2%
34.1%
22.5%
26.7%
30.2%
32.8%
30.1%
29.4%
29.6%
Allied World expanded global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance company and the opening of Lloyd's Syndicate 2232
2007
2008
2009
2010
2011
2012
9M 2013
Allied World
Peer Average*

18 Expense Ratio Declining as We Build Scale Note: GAAP expense ratio *Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB. Source: SNL Financial

Net Premiums Earned Five-year CAGR

ALLIED WORLD ASSURANCE COMPANY

Growth Balanced With Underwriting Profitability
-Consistent performance despite a presence in varied lines of business
Five Year Performance
Average Combined Ratio vs. Growth in Net Premiums Earned
* ProAssurance not shown on chart (five year Average Combined Ratio of 62.9% with net premiums earned five-year
CAGR of 3.3% from October 2008 through September 2013).
Source: SNL Financial
(10%)
(5%)
0%
5%
10%
15%
80.0% 85.0% 90.0% 95.0% 100.0% 105.0%
5 Year Average Combined Ratio
Allied World
Arch
Argo
Aspen
Axis
Endurance
Hanover
HCC
Markel
Navigators
OneBeacon
RLI
W.R. Berkley

Underwriting performance has been strong since our inception
(1) Pro-forma including Darwin development since inception.
(2) Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

Historical Loss Ratios Through September 2013 ($MM)
(1)
(2)
Strong Underwriting Results
AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CY Total
CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.0% 65.8% 65.1% 54.5%
Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.0% -17.4% -9.7% -10.4%
AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 74.9% 64.9%
2002
2003 (56.8)          (56.8)
2004 (26.7)          (52.7)          (79.4)
2005 (8.4)            (45.7)          5.6             (48.5)
2006 (16.5)          (43.1)          (45.3)          (8.2)            (113.0)
2007 6.2             (33.8)          (76.9)          (6.2)            (26.1)          (136.9)
2008 (8.9)            (87.9)          (100.3)       (73.8)          (7.8)            (33.9)          (312.6)
2009 (16.5)          (57.2)          (118.1)       (102.5)       11.6           2.4             32.2           (248.0)
2010 4.4             (10.9)          (57.0)          (146.7)       (54.4)          (24.8)          (22.6)          (1.2)            (313.4)
2011 (0.0)            (1.3)            (22.1)          (89.5)          (42.3)          (68.7)          (21.7)          (27.9)          20.1           (253.5)
2012 4.4             (3.5)            (9.1)            (11.1)          (81.7)          (90.9)          (34.9)          (7.9)            11.1           53.4           (170.3)
2013 5.0             (3.4)            (10.5)          (7.3)            (21.0)          (39.3)          (40.7)          (14.7)          (26.4)          4.1             0.4             (153.9)
Subsequent Development (114.0)       (339.5)       (433.7)       (445.4)       (221.7)       (255.3)       (87.8)          (51.7)          4.8             57.5           0.4             (1,886.4)
Loss Ratio Points -26.3% -29.0% -31.6% -32.8% -16.0% -19.0% -6.8% -3.9% 0.4% 3.9% 0.0%
AY Developed 43.8% 41.1% 50.1% 73.9% 51.7% 49.5% 73.0% 60.8% 75.4% 87.2% 74.9% 64.9%
Cat Losses 16.3% 27.8% 9.3% 5.7% 19.3% 10.1%
AY Developed EX Cat Losses 43.8% 41.1% 33.8% 46.0% 51.7% 49.5% 63.8% 60.8% 69.7% 67.8% 64.8% 64.9%
Case Incurred through 2013 Q3 41.9% 34.7% 46.4% 62.2% 40.6% 41.1% 54.1% 34.1% 49.9% 49.3% 35.5% 11.1%
Remaining IBNR / EP Ratio @ 2013 Q3 1.9% 6.4% 3.7% 11.6% 11.1% 8.4% 18.9% 26.7% 25.5% 37.8% 39.4% 53.7%
$ $
$ $ $ $ $ $ $ $
$
$ $ $

$1,192
$1,505
$1,706
$1,165
$1,529
$1,705
$1,231
$1,521
$1,740
U.S. Insurance
International Insurance
Reinsurance
Low Estimate
Carried
High Estimate

$113
$137
$313
$248
$313
$254
$170
$138
$154
2006
2007
2008
2009
2010
2011
2012
9M 2012
9M 2013

September 30, 2013 Total: $4.6B
• Net reserves about 4.2% above mid-point of range at
September 30, 2013
• $1.9 billion net favorable reserve development since
inception
• 72% of net reserves are IBNR
Net Loss & LAE Reserve Mix at September 30, 2013
Case
U.S. Insurance
10%
IBNR
International
Insurance
26%
Case
International
Insurance
8%
IBNR
Reinsurance
23%
Case
Reinsurance
10%
IBNR
U.S. Insurance
23%
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at September 30, 2013 ($MM)

* Pro-forma including Darwin
development since inception
Prudent Reserving Philosophy

Investment Portfolio Return – Breakout and Peer Comparison
• We have increased our allocation to investment
strategies outside of the core fixed income portfolio
• Portfolio was > 95% core fixed income in 2008 and has
moved to a 75/25% core/non-core split at present
• Returns from the non-core piece have had a
disproportionately positive impact on the total
investment return
Composition of Allied World Total Investment Return
2013 Year-to-Date Peer Total Return
(1,3)
5 Year Annualized Total Return
(2,3)
Peer Average = 1.0%
Peer Average = 4.6%
6.7%
5.4%
2.9%
4.1%
3.8%
1.0%
0.7%
-0.9%
1.1%
1.5%
2009 2010 2011 2012 9M 2012 9M 2013
Return from Fixed Income Strategy Return from Non-Core Strategy Barclays Customized Benchmark
(4)
1.4%
2.6%
2.2%
2.1%
1.6%
1.5%
1.2%
1.0%
0.9%
0.7%
0.6%
0.3%
0.1%
RLI MKL OB PRA AGII AWH WRB ENH AXS ACGL THG AHL NAVG HCC
6.6%
5.2% 5.2%
4.9%
4.8%
4.7%
4.6%
4.4%
4.3% 4.3%
4.2% 4.2%
4.1%
3.0%
THG RLI ACGL AWH MKL PRA WRB AGII AXS HCC NAVG ENH AHL OB
7.7%
6.1%
2.0%
5.5%
4.9%
1.2%
-0.9%
-0.3%
-0.3%
Year-to-date total return from January 2013 – September 2013.
    5 year annualized total return from October 2008 – September 2013.
(1)
(2)
(3)
(4)
Source: BlackRock, Company filings.
Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio.

Five Year Average Quarterly Annualized Net Income ROE
October 2008 – September 2013
Peer Average = 9.1%
15.0%
13.8%
13.7%
13.3%
10.7%
10.4%
9.7%
9.3%
7.6%
7.0%
6.9%
6.1%
5.6%
3.7%
Allied World
Arch
ProAssurance
RLI
HCC
W.R. Berkley
Axis
Endurance
Aspen
OneBeacon
Navigators
Markel
Hanover
Argo

ALLIED WORLD ASSURANCE COMPANY

Peer Comparisons – Net Income ROE Source: SNL Financial 23

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Conclusion

Strong growth in underwriting income from niche businesses
•
Gross premiums increasing in each operating segment
Historically strong returns
•
Combined ratio compares favorably to peers
•
Expense ratio remains at or below 30%
Solid investment returns
Active capital management
Industry leading value creation
Current valuation is attractive given the company’s historical performance and strong position to capitalize on market opportunities

Price to Diluted Book Value Per Share
2.5x
2.3x
2.0x
1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
0%
20%
40%
60%
80%
100%
120%
140%
RLI
Arch
OneBeacon
W.R. Berkley
HCC
Markel
Allied World*
Axis
ProAssurance
Hanover
Endurance
Aspen
Navigators
Argo

Growth in book value per share calculated by taking change in book value per share from September 30, 2008 through
September 30, 2013 adjusted for dividends. Diluted book value per share used when available.
* Includes dividend of $0.50 per share declared in Q3 2013.
Five Year Growth in Book Value per Share (through September 2013)
vs.
Price to Book Value @ November 7, 2013

Conclusion
-
Allied World is attractively valued given its demonstrated ability to grow book value
Five Year Growth in Diluted Book Value Per Share

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World – Investment Portfolio Breakout

Total Investment Portfolio at September 30, 2013: $8,872M
Cash & Cash Equivalents
13.5%
U.S. Government Securities
17.1%
U.S. Government Agencies
3.7%
Non - U.S. Government
Securities and Agencies
2.4%
State, Municipalities and
Political Subdivisions
1.1%
Mortgage - Backed
Securities:
13.5%
Corporate Securities:
19.2%
Asset - Backed Securities
5.1%
Hedge Funds
6.1%
Floating - rate Bank Loans
4.1%
Private Equity
2.2%
Non-agency High Yield
2.0%
Other Private Securities
1.6%
High Yield Loan Fund
0.4%
Equities
8.0%
Core Assets
75.6%
Non-Core Assets
24.4%

Non-GAAP Financial Measures
In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP")
financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items.
The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-
recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above.
See slides 29 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
Quarter Ended September 30, Nine Months Ended September 30,
2013 2012 2013 2012
Net income $ 122,843 $ 219,647 $ $ 534,154
Add after tax effect of:
Net realized investment (gains) losses (25,395) (141,451) 2,160 (276,035)
Foreign exchange loss (gain) 4,353 1,023 7,361 (77)
Operating income $ 101,80 1 $ 79,219 $ 289,49 4 $ 258,042
Weighted average common shares outstanding:
Basic 33,991,359 35,652,768 34,340,227 36,379,514
Diluted 34,728,193 36,616,734 35,131,092 37,393,093
Basic per share data:
Net income $ 3.61 $ 6.16 $ 8.15 $ 14.68
Add after tax effect of:
Net realized investment (ga ins) losses (0.75) (3.97) 0.06 (7.59)
Foreign exchange loss (gain) 0.13 0.03 0.22 —
Operating income $ 2.99 $ 2.22 $ 8.43 $ 7.09
Diluted per share data:
Net income $ 3.54 $ 6.00 $ 7.97 $ 14.28
Add after tax effect of:
Net realized investment (gains) losses (0.73) (3.86) 0.06 (7.38)
Foreign exchange loss (gain) 0.12 0.02 0.21 —
Operating income $ 2.93 $ 2.16 $ 8.24 $ 6.90
279,973

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
Quarter Ended September 30, Nine Months Ended September 30,
2013 2012 2013 2012
Opening shareholders' equity $ 3,373,229 $ 3,283,901 $ 3,326,335 $ 3,149,022
Deduct: accumulated other comprehensive income — (1,414) — (14,484)
Adjusted opening shareholders' equity 3,373,229 3,282,487 3,326,335 3,134,538
Closing shareholders' equity $ 3,443,928 $ 3,435,786 $ 3,443,928 $ 3,435,786
Deduct: accumulated other comprehensive income — (1,385) — (1,385)
Adjusted closing shareholders' equit y 3,443,928 3,434,401 3,443,928 3,434,401
Average shareholders' equity $ 3,408,579 $ 3,358,444 $ 3,385,132 $ 3,284,470
Net income available to shareholders $ 122,84 3 $ 219,647 $ 279,97 3 $ 534,154
Annualized net income available to shareholders 491,3 72 878,588 373, 297 712,205
Annualized return on average shareholders' equity -
net income available to shareholders 14.4% 26.2% 11.0% 21.7%
Operating income available to shareholders $ 101,80 1 $ 79,219 $ 289,49 4 $ 258,042
Annualized operating income available to shareholders 407,2 04 316,876 385,99 2 344,056
Annualized return on average shareholders' equity -
operating income available to shareholders 11.9% 9.4% 11.4% 10.5%

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED  DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of As of
September 30, December 31, September 30,
2013 2012 2012
Price per share at period end $ 99.39 $ 78.80 $ 77.25
Total shareholders' equity $ 3,443,928 $ 3,326,335 $ 3,435,786
Basic common shares outstanding 33,814,920 34,797,781 35,402,558
Add:  unvested restricted stock units 83,240 135,123 179,986
Add:  performance based equity awards 270,853 485,973 508,130
Add:  employee purchase plan 15,320 10,750 5,925
Add:  dilutive options outstanding
1,050,832
1,224,607 1,306,837
Weighted average exercise price per share
$ 47.77
$ 47.02 $ 46.14
Deduct: options bought back via treasury method
(505,057)
(730,652) (780,502)
Common shares and common share equivalents outstanding
34,730,108
35,923,582 36,622,934
Basic book value per common share
$ 101.85
$ 95.59 $ 97.05
Year-to-date percentage change in basic book value per common share
6.5%
(1.5%)
Diluted book value per common share
$ 99.16
$ 92.59 $ 93.82
Year-to-date percentage change in dilutive book value per common share
7.1%
(1.3%)